Exhibit 99.1

ETHICS POLICY

All references in this policy to employees and directors shall be deemed to refer to employees and directors of Community Bank Shares of Indiana, Inc. (the “Company”) and also to employees and directors of its affiliates, including Your Community Bank and The Scott County State Bank, and references to the “Company” shall be deemed to refer to all such affiliates as well. It is the Company’s policy to conduct business in accordance with the highest standards of business ethics. It is the Company’s objective to comply with the antitrust laws of the United States and other countries applicable to its business operations and to hold employees in management positions and directors personally and strictly accountable for taking the measures necessary to achieve this objective within their areas of responsibility.

Our ethical principles are the values that set the ground rules for all that we do as employees, officers and directors of the Company. As we seek to achieve responsible financial success, we will be challenged to balance these principles against each other, always mindful of our promise to shareholders that we will achieve responsible financial success.

The Company is committed to the highest standards of ethics and business conduct. This encompasses our relationship with our customers, our suppliers, our shareholders, our competitors, the communities in which we operate, and with each other as employees, officers and directors at every organizational level. These commitments and their responsibilities are summarized as:

OUR CUSTOMERS: Our primary responsibility is to those who use our products and services. We are committed to providing high quality and value, fair prices and honest transactions. We will deal both lawfully and ethically with all our customers.

OUR EMPLOYEES: We are committed to treating one another fairly and to maintaining employment practices based on equal opportunity for all employees. We will respect each other’s privacy and treat each other with dignity and respect regardless of race, color, religion, gender, national origin, age (40 and above), disability, marital status, veteran status, sex, sexual orientation or any other legally protected characteristic. We are committed to providing safe and healthy working conditions and an atmosphere of open communication for all employees.

OUR SUPPLIERS: We are committed to dealing fairly with our suppliers. We will emphasize fair competition, without discrimination or deception, in a manner consistent with long-lasting business relationships.

OUR SHAREHOLDERS: We are committed to providing a superior return to shareholders and to protecting and improving the value of their investment through the prudent utilization of corporate resources and by observing the highest standards of legal and ethical conduct in all our business dealings.

OUR COMPETITORS: We are committed to competing vigorously and fairly for business and to basing our efforts solely on the merits of our competitive offerings.

OUR COMMUNITIES: We are committed to being a responsible corporate citizen of the communities in which we reside. We will abide by all national and local laws, and we will strive to improve the well-being of our communities through the encouragement of employee participation in civic affairs and through corporate efforts.

Every employee, officer, director, agent or attorney of the Company (“Company Official”) is prohibited from (1) soliciting for themselves or for a third party (other than the Company itself) anything of value from anyone, including suppliers or customers, in return for any business, service or confidential information of the Company and (2) accepting anything of value (other than bona fide salary, wages, fees or other compensation paid, or expenses paid or reimbursed, in the usual course of business) from anyone in connection with the business of the Company, either before of after a transaction is discussed or consummated. A Company Official may, however, accept meals, refreshment or entertainment of reasonable value in the course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions or to foster better business relations, provided that the expense would be paid for by the Company as a reasonable business expense if not paid for by another party and such items are not received on a regular or routine basis. A Company Official may also accept (1) gifts of reasonable value (typically not exceeding $50.00) that are related to commonly recognized events or occasions, such as a promotion, new job, wedding, retirement or birthday; or (2) discounts or rebates on merchandise or services that do not exceed those available to other customers. On a case by case basis, the CEO of Community Bank Shares of Indiana, Inc. may approve of other circumstances in which Company Officials may accept something of value in connection with Company business, provided that such approval is made in writing on the basis of a full written disclosure of all relevant facts and is consistent with the bank bribery statute. However, in no event may a Company Official give or accept any fee, kickback or other thing of value, regardless of amount, pursuant to any agreement or understanding, oral or otherwise, that business incident to or part of a settlement service involving a federally related mortgage loan shall be referred to any person. If a Company Official is offered or receives something of value beyond what is authorized by this code of ethics, the Company Official must disclose that fact to the Compliance Officer.

Every transaction between an employee or director and the Company must be conducted under terms that are not any more favorable than those accorded customers or others with similar transactions who do not have any inside relationship with the Company.

Every employee and director has a duty of undivided loyalty to the Company; if confronted with a choice between the interests of the Company and personal economic interests or obligations or duties to others, he or she must act in the interests of the Company. Every employee or director must disclose to the Compliance Officer all potential conflicts of interest, including those in which they have been inadvertently placed due to either business or personal relationships with customers, suppliers, business associates or competitors. While it is not possible to describe all prohibited transactions or situations involving potential or actual conflicts, the following is a partial list for your guidance:

1)

Accepting from one doing or seeking to do business with the Company a business opportunity not available to other persons or that is made available because of such official’s position with the Company.

2)

Receipt or retention of a stock or other financial interest in any firm of a customer, prospective customer, supplier or competitor. This would not usually apply to the investment in securities of a publicly held corporation unless the investor’s judgment in transactions involving The Company might be affected by factors such as the size of the investment or the amount of business done with the Company.

3)

Acting as a director, officer, consultant, agent, employee or in some other capacity for a person or firm described in (2). In certain situations, statutes impose prohibitions on interlocking directorships and offices. To ensure compliance with these statutes, all directors and employees of the Company should inform the Compliance Officer prior to accepting any directorship or office with another corporation.

4)	Having an interest in any transaction involving the Company or its affiliates where the interest may affect the objective and impartial representation of the Company.
5)	Disclosure or other misuse of confidential information.
6)

Appropriation to personal benefit of a business opportunity in which the Company might reasonably be expected to be interested, without first making available the opportunity to the Company. For instance, a person might learn of a business, an invention or other property that is for sale and which the Company might be interested in acquiring. A person who fails to disclose this knowledge to the Company and acquires the property may be legally accountable to the Company for any profits realized.

7)

Acquiring interests or engaging in transactions of the type described above indirectly through (a) family members; (b) a trust or estate in which either the employee or family members have a substantial interest; or (c) a partnership, corporation or other firm of which the employee is a partner, director or officer and in which either the employee or family members have a substantial interest.

Where a conflict or potential conflict develops, the employee should disclose promptly and fully to superiors all pertinent facts. In the case of directors, disclosure should be made to the chairman of the board of directors of Community Bank Shares of Indiana, Inc. In many instances, the only consequences may be a disqualification of the person from participating in a particular transaction or a finding that the condition appearing questionable is not significant. In other cases, it may prove advisable for the person to dispose of the outside interest or for other measures to be taken.

An employee or director should not seek or accept appointment to serve in any fiduciary capacity, except in instances relating to family members or with the prior approval of the CEO of Community Bank Shares of Indiana, Inc.

Corporate property should never be used for personal benefit without appropriate payment or reimbursement to the Company.

An employee or director must never handle his or her own personal or business affairs or those of his or her immediate family as though they were representing the Company. When dealing with the affairs of an employee, the Company must be represented by an unrelated officer who is superior to the employee involved in the transaction.

The Company has a strict policy against the making of any improper, disguised, false or questionable payments or book entries of any kind. In addition to this ethics policy, there are numerous laws which impose civil and criminal penalties for such acts, not only upon the Company, but the individual employee as well. All records and accounting information and transactions must be (1) accurate; (2) maintained with reliability and integrity; (3) consistent with generally accepted accounting standards, principles and practices, as well as all applicable laws and regulations; and (4) reflected in a timely manner. Appropriate records shall be kept as required by law. All reports and documents filed with any regulatory agency shall be timely filed and accurately and fairly reported to reflect the principles set out herein. Moreover, all Company Officials are expected to respond honestly and candidly when dealing with the Company’s external and internal auditors, as well as bank examiners and other government officials.

As guidance, employees may not:

1)	Use, directly or indirectly, any funds or other assets of the Company or any subsidiary for any unlawful purpose.
2)

Even if lawful, use, directly or indirectly, any funds or other assets of the Company for political contributions of any kind or in any form (whether cash, other property, services or the furnishings of facilities), or establish or administer any committee or other organization to raise or make political contributions.

This policy is not intended to prevent the communication of the Company’s views to legislators, governmental agencies or the general public with respect to existing or proposed legislation or governmental policies or practices affecting business operations. Moreover, under this Policy, reasonable costs incurred by the Company to establish or administer political action committees or activities organized to solicit voluntary political contributions from individual employees are not regarded as contributions to political parties or candidates, where the Company may lawfully incur such costs.

3)	Establish or maintain undisclosed or unrecorded bank accounts or other funds or assets of the Company.

4)	Make or permit any false, misleading or artificial entries on books or records of the Company. All transactions shall be appropriately authorized, recorded and evidenced by proper supporting documentation.

5)	Make any payment on behalf of the Company with the intention or understanding that it is to be used for a purpose other than that described by the documents supporting the payment.
6)

Give gifts or favors to anyone with current or anticipated business dealings with the Company, if the gift or favor could reasonably be interpreted as being for the purpose of improperly influencing a business decision of any person.

7)	Offer or make any payment or gift, directly or indirectly, to any governmental official for the purpose of assisting the Company in obtaining, retaining or directing business.

Confidential information pertaining to the Company and or its customers, suppliers, shareholders, employees and directors is to be used solely for corporate purposes and not as a means to personal gain by employees or directors. Confidential information shall not be transmitted to persons outside of the Company as a whole or even to other employees or directors of the Company who do not require the information in order to perform their assigned duties.

Confidential information in some instances may be considered “insider information,” as that term is defined under federal law. Use of this information for personal gain or disclosure of it to another party will subject an individual to significant civil liability and criminal penalties. This prohibition includes information involving loans, investments and other business activities and or opportunities of the Company. In addition, this prohibition also includes information concerning investments, loans, business activities and or opportunities of customers, suppliers, shareholders and employees of the Company.

The dissemination of information which could be expected to affect the judgment of investors in deciding whether or not to buy, sell or hold shares of the Company or to influence the market price of the stock is prohibited. This information is generally known only to employees and other insiders, who must exercise extreme caution in discussing corporate affairs with outsiders and the Company’s shareholders.

Civic and political involvement by employees of the Company is encouraged, provided that the participation is accomplished in a legal manner, does not interfere with an individual’s work and is performed in a way that clearly indicates that the individual does not speak or act for the Company. Any employee or officer who wishes to run for or accept an appointment to a political office must have prior approval of the CEO of Community Bank Shares of Indiana, Inc.

An employee shall not be employed by or otherwise involved with a business enterprise in addition to his employment with the Company which would interfere with the time and attention which should be devoted to the Company, adversely affect the quality of work performed, involve the use of equipment, supplies or facilities of the Company or imply sponsorship or support by the Company. An employee should always obtain the approval of his supervisor before assuming any employment outside of the organization.

Whenever prior approval must be obtained or a disclosure made under this ethics policy and the CEO or Compliance Officer has a personal involvement or financial interest in the situation or business transaction, they should obtain prior approval from the board of directors of Community Bank Shares of Indiana, Inc. before resolving the situation or completing the transaction.

Each employee or director is accountable for reporting any violation known to him or her of this ethics policy and any other policy or law, including any violation of any employee or director, to the Compliance Officer or by calling the Company’s hotline at 800-807-6938. If there is alleged involvement by the Compliance Officer, the party may report to the Chairman of the Board of Community Bank Shares of Indiana, Inc.

The Company forbids retaliation against any employee or director who reports violations of this ethics policy or any other policy of the Company or law, even if the report is a mistake (except for any disciplinary action for self-reporting violations).

Any waivers of this ethics policy for executive officers, including the CEO and CFO, or directors, may be made only by the board of directors of Community Bank Shares of Indiana, Inc. and must be promptly filed and or disclosed to the public in accordance with any applicable securities or other laws. Any waivers of this ethics policy for other personnel shall be made by the CEO of Community Bank Shares of Indiana, Inc.

All alleged violations of this ethics policy will be promptly and thoroughly investigated and resolved in a manner deemed appropriate by the Company or its board of directors. Violations of this Policy are grounds for discharge or other disciplinary action.

Disciplinary action will be taken, not only against individuals who authorize or participate directly in a violation of this ethics policy, but also against:

1)	Any employee or director who may have deliberately failed to report a violation of the policy;
2)	Any employee or director who may have deliberately withheld relevant and material information concerning a violation of this policy; and
3)	The violator’s supervisors, to the extent that the circumstances of the violation reflect inadequate leadership and lack of diligence.

I have received and read a copy of this ethics policy, understand all of its terms and agree to be bound by the provisions contained therein.